UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Robert M. Slotky
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(414) 765-5348
Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period: March 31, 2007

Item 1. Report to Stockholders.

TOTAL RETURN FUND

ANNUAL REPORT

For the Year Ended
March 31, 2007

May 16, 2007

Dear Shareholders:

The Fund

The stock market experienced considerable volatility during the fiscal year ending March 31, 2007. This volatility combined with underperformance in the Energy, Industrials, and Technology sectors of the Hester Total Return Fund portfolio all contributed to a lackluster year of relative performance. For the year, your Fund was up 7.47% net of fees, compared to 9.87% for the Lipper Flex Portfolio Fund Index and 10.44% for the blended custom index.

At fiscal year end, the total net assets of the Fund were $11,012,854, or $34.77 per share. While the fund occasionally had above average cash reserves during the course of the year, we ended the year fully invested with 3.9% in short-term investments, 92.5% in domestic equities, and 3.3% in international equity investments.

The portfolio remains well-diversified. We currently own shares in 57 companies across ten economic sectors; however, five of those economic sectors - Financials, Industrials, Technology, Consumer Discretionary, and Energy - account for 83.6% of the Fund’s investment portfolio. The ten largest holdings account for 28.1% of the portfolio’s total net assets and are listed below. Consistent with our long-term investing style, the turnover rate at fiscal year ending March 31, 2007 was 28%. Longer-term, the Fund returns remain competitive with the benchmarks.

Ten Largest Stocks (% of Common Stock)
Citigroup	4.3%
Bank of New York	3.2%
Baker Hughes	3.0%
General Electric Co.	2.9%
Hewlett Packard Co.	2.7%
American International Group	2.7%
Coca-Cola	2.7%
Conoco Phillips	2.5%
MDU Resources Group	2.4%
Exxon Mobil Corp.	2.4%
Top Ten	28.8%
Top Ten as % of Total Net Assets	28.1%

Market Review

Over the past twelve months, the equity market returns have moved back into double-digit territory. However, the great majority of that return was achieved in the calendar fourth quarter of 2006, with significant volatility along the way. Over the past year, value benchmarks continued to outperform growth stocks, and for the first time during this decade, large cap stocks have begun to generate competitive returns relative to mid-cap and small-cap shares.

2007 Market Outlook

For calendar year 2007, we remain constructive on the U.S. equity market. While the U.S. economy’s growth rate has slowed significantly due to the problems in the housing market and pressure on consumer discretionary expenditures from higher energy and food prices, we remain confident that the economy can continue its modest growth path for the balance of the year. The inflation indices remain higher than what the Federal Reserve would like, but with moderating economic growth, we are hopeful that inflation will subside during the course of the year. If so, there is a good possibility that the Fed could begin lowering interest rates in the second half of the calendar year.

We expect total returns for U.S. shares in 2007 between 7% and 10%, with 5% to 7% coming from earnings growth, 2% from dividends and modest expansion in the price-to-earnings ratio if interest rates moderate in the second half of the year. Earnings growth has slowed dramatically from the double digit growth rates of the previous four years as profit margins are under pressure from moderating economic growth, higher unit labor costs, and the increasing costs of production. We continue to have no exposure to the fixed income markets as we find total return opportunities to be more attractive in the equity market relative to the fixed income market and cash returns.

While we were disappointed in last year’s results, we remain confident that our multi-cap approach with a value bias and an emphasis on bottom-up stock selection has the potential to generate competitive long-term returns. On behalf of the entire team at Hester Capital Management, we thank you for the opportunity to serve as investment advisor to your Fund and look forward to better returns in fiscal 2008.

Sincerely,

I. Craig Hester, CFA	John E. Gunthorp, CFA

Small- and Medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

The above discussion is based on the opinion of Ira Craig Hester and John E. Gunthorp, given the current economic environment and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice. Sector allocations are subject to change and are not a recommendation to buy or sell any security.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

This material must be preceded or accompanied by a current prospectus. Please refer to the prospectus for important information about the investment company including investment objectives, risks, charges and expenses.

The Price-to-Earnings (P/E) Ratio reflects the multiple of earnings at which a stock sells.

Quasar Distributors, LLC, Distributor.

Hester Total Return Fund

INVESTMENT PERFORMANCE as of 3/31/07

					Since
	Three	One	Three	Five	Inception
	Months	Year[1]	Year[1]	Year[1]	9/30/98[1]
Hester Total Return Fund[2]	(0.29%)	7.47%	7.96%	6.34%	7.90%
Blended Custom Index[3]	0.92%	10.44%	8.19%	5.92%	5.53%
Lipper Flexible
Portfolio Fund Index	1.74%	9.87%	9.28%	6.99%	5.94%
Stock Market Indices
Hester Total Return Fund -
Equities Only	(0.13%)	10.03%	10.99%	8.48%	10.15%
Russell 1000	1.21%	11.84%	10.73%	6.92%	6.25%
S&P 500 Composite Index	0.70%	11.84%	10.04%	6.26%	5.65%
Bond Market Indices
Hester Total Return Fund -
Bonds Only	0.00%[4]	0.0%[4]	0.0%[4]	0.0%[4]	7.42%
Lehman Brothers U.S.
Intermediate Govt/Credit
Bond Index	1.59%	6.22%	2.62%	4.91%	5.15%
Lehman Brothers U.S.
Govt/Credit Bond Index	1.90%	6.83%	3.04%	5.66%	5.35%
Cash Equivalents Indices
90-day U.S. Treasury Bills	1.24%	5.05%	3.36%	2.60%	3.58%
Consumer Price Index	1.44%	2.45%	2.99%	2.74%	2.67%

[1]	Annualized.
[2]	For one-year, the Total Fund Return and the Equities Only return do not match due to the periodic holding of short-term investments.
[3]	75% S&P 500 Composite Index and 25% Lehman U.S. Intermediate Government/Credit Bond Index.
[4]	The Fund did not hold any bonds during this period.
[5]	The adviser has contractually agreed to waive fees through 7/31/07.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-811-0215. The Fund’s total gross expense ratio was 1.82% and the net expense ratio was 1.70%5 as of June 30, 2006.

Index Descriptions:
Lipper Flexible Portfolio Fund Index: An equal dollar-weighted index of the 30 largest funds, based on total year-end net asset value, within the Flexible Portfolio Fund classification, as defined by Lipper. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses.

Russell 1000: Measures the performance of the 1,000 largest companies in the Russell 3000.

Standard & Poor’s 500 Index: The index is a broad-based, capitalization-weighted, unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. Each stock is weighted by its proportion of the total market value of all 500 issues. Thus, larger companies have a greater effect on the index.

Lehman U.S. Govt/Credit Bond Index: The Government/Credit Index includes securities in the Government and Credit Indices. The Government Index includes treasuries (public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

90-day U.S. Treasury Bills: Provide a measure of riskless return. The rate of return is the average interest rate available on the beginning of each month for a Treasury bill maturing in ninety days.

Consumer Price Index: A measure of the average change in prices over time of goods and services purchased by households.

S&P 500/BARRA Growth Index: The S&P 500/BARRA Growth Index is a market capitalization-weighted index of all the stocks in the S&P 500 Index that have high price to book ratios. It is designed so that approximately 50% of the S&P 500 market capitalization is in the Barra Growth Index. The other 50% is in the Barra Value Index. You cannot invest directly in an index

S&P 500/BARRA Value Index: The S&P 500/BARRA Value Index is a market capitalization-weighted index of all the stocks in the S&P 500 that have low price to book ratios. It is designed so that approximately 50% of the S&P 500 market capitalization is in the Barra Value Index. The other 50% is in the Barra Growth Index.

S&P MidCap 400 Index: The S&P MidCap 400 Index is a capitalization weighted index that measures the performance of the mid-range sector of the U.S. Stock Market.

S&P SmallCap 600 Index: The S&P Small Cap Index is an unmanaged capitalization-weighted index that measures the performance of selected U.S. stocks with small market capitalizations.

Hester Total Return Fund

SECTOR ALLOCATION At March 31, 2007 (Unaudited)

* Cash equivalents and other assets less liabilities.

EXPENSE EXAMPLE For the Six Months Ended March 31, 2007 (Unaudited)

As a shareholder of the Hester Total Return Fund (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment advisory fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (10/1/06 - 3/31/07).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses. Although the Fund charges no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request a redemption be made by wire transfer, currently, the Fund’s transfer agent charges a $15.00 fee. Individual Retirement Accounts (ÒIRAÓ) will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds may vary. These expenses are not included in the example below. The example below includes, but is not limited to, investment advisory, shareholder servicing, fund accounting, custody and transfer agent fees. However,

Hester Total Return Fund

EXPENSE EXAMPLE For the Six Months Ended March 31, 2007 (Unaudited) (Continued)

the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	10/1/06	3/31/07	10/1/06 - 3/31/07*
Actual	$1,000	$1,084	$8.83
Hypothetical (5% annual
return before expenses)	$1,000	$1,016	$8.55

*
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.70% (reflecting fee waivers in effect) multiplied by the average account value over the period multiplied by 182/365 (to reflect the one-half year period).

Hester Total Return Fund
Value of $10,000 vs S&P 500 Index

Average Annualized Return
Period Ended March 31, 2007
1 Year	7.47%
5 Year	6.34%
Since Inception (9/30/98)	7.90%

This chart illustrates the performance of a hypothetical $10,000 investment made on September 30, 1998, (the “Fund’s inception”), and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends, but does not reflect the redemption of fees.

Prior to September 30, 1998, the Fund was known as the Avondale Total Return Fund and was managed by Herbert R. Smith & Co., Inc. Returns prior to September 30, 1998 are not reflected in this graph.

As of March 31, 2007, the one-year total return for the S&P 500 Index was 11.83% and the five-year total return was 6.27%. The average annual total return since the Fund’s inception for the S&P 500 Index was 5.67%.

The performance data quoted above represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (866) 811-0215.

The S&P 500 Index is an unmanaged index which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends.

One cannot invest directly in an index.

Hester Total Return Fund

SCHEDULE OF INVESTMENTS at March 31, 2007

Shares		Value
COMMON STOCKS: 92.5%
Aerospace & Defense: 1.4%
2,000	General Dynamics Corp.	$152,800
Automobiles: 1.2%
1,003	Toyota Motor Corp.- ADR	128,545
Beverages: 2.5%
5,838	The Coca-Cola Co.	280,224
Business Services: 1.1%
2,587	Fidelity National
	Information Services	117,605
Capital Markets: 4.9%
1,837	Affiliated Managers
	Group, Inc.*	199,039
8,339	Bank of New York, Inc.	338,146
		537,185
Commercial Services & Supplies: 4.6%
1,600	ADESA, Inc.	44,208
8,339	Labor Ready, Inc.*	158,358
7,131	Republic Services, Inc.	198,384
3,379	Waste Connections, Inc.*	101,167
		502,117
Communications Equipment: 2.2%
9,589	Cisco Systems, Inc.*	244,807
Computers & Peripherals: 6.3%
4,336	Dell, Inc.*	100,639
7,086	Hewlett-Packard Co.	284,432
1,669	International Business
	Machines Corp.	157,320
6,250	Seagate Technology	145,625
		688,016
Consumer Finance: 0.7%
2,000	SLM Corp.	81,800
Distributors: 0.9%
1,600	WESCO
	International, Inc.*	100,448
Diversified Financial Services: 4.1%
8,894	Citigroup, Inc.	456,618
Electrical Equipment: 0.9%
1,621	Rockwell Automation, Inc.	97,049

Energy Equipment & Services: 4.0%
4,712	Baker Hughes, Inc.	311,605
5,000	TETRA
	Technologies, Inc.*	123,550
		435,155
Food Products: 1.6%
15,000	Del Monte Foods Co.	172,200
Gas Utilities: 1.5%
3,500	Equitable Resources, Inc.	169,120
Health Care Equipment & Supplies: 2.0%
1,502	C.R. Bard, Inc.	119,424
3,127	DENTSPLY
	International, Inc.	102,409
		221,833
Health Care Providers & Services: 2.0%
4,500	Quest Diagnostics, Inc.	224,415
Household Durables: 2.2%
6,389	Koninklijke Philips
	Electronics N.V. - ADR	243,421
Industrial Conglomerates: 4.5%
8,755	General Electric Co.	309,577
5,838	Tyco International Ltd.	184,189
		493,766
Insurance: 3.8%
4,170	American International
	Group, Inc.	280,307
1,500	Hartford Financial
	Services Group, Inc.	143,370
		423,677
IT Services: 4.6%
8,339	First Data Corp.	224,319
5,588	Perot Systems Corp. -
	Class A*	99,858
8,339	Western Union Co.	183,041
		507,218
Machinery: 2.8%
2,669	Illinois Tool Works, Inc.	137,720
4,070	Joy Global, Inc.	174,603
		312,323
The accompanying notes are an integral part of these financial statements.

Hester Total Return Fund

SCHEDULE OF INVESTMENTS at March 31, 2007 (Continued)

Shares		Value
COMMON STOCKS: 92.5% (Continued)
Media: 6.8%
7,550	CBS Corp. - Class B	$230,954
6,880	Comcast Corp. -
	Special Class A*	175,234
2,600	Lamar Advertising
	Co. - Class A*	163,722
4,300	Viacom, Inc. - Class B*	176,773
		746,683
Metals & Mining: 3.3%
6,500	Alcoa, Inc.	220,350
3,550	Peabody Energy Corp.	142,852
		363,202
Multi-Utilities: 2.3%
8,806	MDU Resources
	Group, Inc.	253,084
Oil, Gas & Consumable Fuels: 5.1%
700	Apache Corp.	49,490
3,836	ConocoPhillips	262,191
3,300	Exxon Mobil Corp.	248,985
		560,666
Pharmaceuticals: 1.1%
4,800	Pfizer, Inc.	121,248
Semiconductor & Semiconductor
Equipment: 2.3%
13,000	Intel Corp.	248,690
Software: 4.1%
4,250	Amdocs Ltd.*	155,040
6,670	Microsoft Corp.	185,893
6,336	Oracle Corp.*	114,872
		455,805
Specialty Retail: 2.3%
5,000	Claire’s Stores, Inc.	160,600
4,039	Foot Locker, Inc.	95,118
		255,718
Textiles, Apparel & Luxury Goods: 2.3%
4,536	Hanesbrands, Inc.*	133,313
1,087	Nike, Inc.	115,505
		248,818
Thrifts & Mortgage Finance: 1.7%
4,588	Washington Mutual, Inc.	185,263
Trading Companies & Distributors: 1.4%
2,021	W.W. Grainger, Inc.	156,102
TOTAL COMMON STOCKS
(Cost $7,491,973)		10,185,621

INVESTMENT COMPANIES: 3.3%
4,170	iShares MSCI EAFE
	Index Fund	318,004
500	iShares FTSE/Xinhua
	China 25 Index Fund	51,215
		369,219
TOTAL INVESTMENT COMPANIES
(Cost $330,773)		369,219
SHORT-TERM INVESTMENTS: 3.9%
255,790	AIM Liquid Assets	255,790
173,012	AIM Treasury Portfolio -
	Institutional Class	173,012
		428,802
TOTAL SHORT-TERM INVESTMENTS
(Cost $428,802)		428,802
TOTAL INVESTMENTS: 99.7%
(Cost $8,251,548)		10,983,642
Other Assets in Excess
of Liabilities: 0.3%		29,212
TOTAL NET ASSETS: 100.0%		$11,012,854

ADR American Depository Receipt.
* Non-income producing security.

The accompanying notes are an integral part of these financial statements.

Hester Total Return Fund

STATEMENT OF ASSETS AND LIABILITIES at March 31, 2007

ASSETS
Investments in securities, at value (cost $8,251,548) (Note 2)	$10,983,642
Receivables:
Investment securities sold	79,878
Dividends and interest	17,167
Prepaid expenses	1,947
Total assets	11,082,634

LIABILITIES
Payables:
Investment securities purchased	30,397
Investment advisory fees	1,937
Administration fees	2,548
Custody fees	600
Fund accounting fees	3,607
Transfer agent fees	4,353
Chief compliance officer fees	833
Other accrued expenses	25,505
Total liabilities	69,780

NET ASSETS	$11,012,854
Net asset value, offering and redemption price per share
($11,012,854/316,710, shares outstanding; unlimited
number of shares authorized without par value)	$34.77

COMPONENTS OF NET ASSETS
Paid-in capital	$7,897,246
Undistributed net investment income	11,696
Accumulated net realized gain on investments	371,818
Net unrealized appreciation on investments	2,732,094
Net assets	$11,012,854

The accompanying notes are an integral part of these financial statements.

Hester Total Return Fund

STATEMENT OF OPERATIONS For the Year Ended March 31, 2007

INVESTMENT INCOME
Dividends (net of $914 foreign withholding tax)	$171,869
Interest	50,279
Total investment income	222,148

EXPENSES (Note 3)
Investment advisory fees	82,953
Administration fees	30,000
Transfer agent fees	24,976
Fund accounting fees	21,566
Audit fees	17,500
Registration fees	12,267
Legal fees	10,159
Reports to shareholders	8,399
Miscellaneous expense	8,306
Trustee fees	6,659
Chief compliance officer fees	5,000
Custody fees	4,137
Insurance expense	881
Total expenses	232,803
Less: fees waived	(31,345)
Net expenses	201,458
Net investment income	20,690

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments	467,465
Net realized gain on in-kind distribution (note 6)	597,210
Change in net unrealized depreciation on investments	(188,138)
Net realized and unrealized gain on investments	876,537
Net increase in net assets resulting from operations	$897,227

The accompanying notes are an integral part of these financial statements.

Hester Total Return Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2007	March 31, 2006
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$20,690	$300
Net realized gain on investments	467,465	943,019
Net realized gain on in-kind
distribution (note 6)	597,210	—
Change in net unrealized appreciation
(depreciation) on investments	(188,138)	95,758
Net increase in net assets
resulting from operations	897,227	1,039,077

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(9,294)	—
From net realized gain	(268,834)	(1,296,056)
Total distributions to shareholders	(278,128)	(1,296,056)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived
from net change in outstanding shares (a)	(2,430,512)	96,944
Total decrease in net assets	(1,811,413)	(160,035)

NET ASSETS
Beginning of year	12,824,267	12,984,302
End of year	$11,012,854	$12,824,267
Undistributed net investment income	$11,696	$300

(a) Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	March 31, 2007		March 31, 2006
	Shares	Value	Shares	Value
Shares sold	22,302	$745,334	21,233	$724,485
Shares issued in reinvestment
of distributions	7,497	261,860	38,100	1,231,787
Shares redeemed	(99,657)	(3,437,706)	(56,223)	(1,859,328)
Net increase (decrease)	(69,858)	$(2,430,512)	3,110	$96,944

The accompanying notes are an integral part of these financial statements.

Hester Total Return Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended March 31,
	2007	2006	2005	2004	2003
Net asset value,
beginning of year	$33.17	$33.86	$33.76	$26.19	$34.76

INCOME FROM INVESTMENT OPERATIONS:
Net investment
income (loss)	0.07	0.00 [1]	(0.10)	(0.17)	(0.02)
Net realized and
unrealized gain (loss)
on investments	2.41	2.69	2.92	9.12	(6.76)
Total from
investment operations	2.48	2.69	2.82	8.95	(6.78)

LESS DISTRIBUTIONS:
From net
investment income	(0.03)	—	—	—	(0.04)
From net realized gain	(0.85)	(3.38)	(2.72)	(1.38)	(1.75)
Total distributions	(0.88)	(3.38)	(2.72)	(1.38)	(1.79)
Net asset value,
end of year	$34.77	$33.17	$33.86	$33.76	$26.19
Total return	7.47%	8.21%	8.20%	34.52%	(19.65)%

RATIOS/SUPPLEMENTAL DATA:
Net assets,
end of year (millions)	$11.0	$12.8	$13.0	$10.1	$10.0

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed	1.96%	1.82%	1.76%	1.91%	1.89%
After fees waived and
expenses absorbed	1.70%	1.70%	1.74%	1.91%	1.89%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed	(0.09)%	(0.12)%	(0.36)%	(0.52)%	(0.09)%
After fees waived and
expenses absorbed	0.17%	0.00%[2]	(0.34)%	(0.52)%	(0.09)%
Portfolio turnover rate	28%	24%	25%	24%	17%

(1)	Less than $0.01 per share.
(2)	Less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Hester Total Return Fund

NOTES TO FINANCIAL STATEMENTS March 31, 2007

NOTE 1 – ORGANIZATION

Hester Total Return Fund (the “Fund”) is a diversified series of shares of beneficial interest of the Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company. The Fund commenced operations on October 12, 1988. Prior to July 31, 2002, the Fund was known as the Avondale Hester Total Return Fund. Prior to September 30, 1998, the Fund was known as the Avondale Total Return Fund and was managed by Herbert R. Smith & Co., Inc.

The Fund’s investment objective is to realize the combination of income and capital appreciation that will produce the maximum total return consistent with reasonable risk. The Fund seeks to achieve its objective by investing primarily in equity and higher-quality fixed income debt securities.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation. All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), and Small CapSM exchanges are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board of Trustees. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different

Hester Total Return Fund

NOTES TO FINANCIAL STATEMENTS March 31, 2007 (Continued)

values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of March 31, 2007, the Fund did not hold fair valued securities.

Short term securities that have maturities of less than 60 days are valued at amortized cost, which when combined with accrued interest, approximates market value.

B.
Federal Income Taxes. The Fund has elected to be taxed as “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.

C.
Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a first-in, first-out basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

D.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities for the Fund normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date

E.	Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of

Hester Total Return Fund

NOTES TO FINANCIAL STATEMENTS March 31, 2007 (Continued)

America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

F.
Share Valuation. The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.

G.
Reclassification of Capital Accounts. Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent difference be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended March 31, 2007, the Hester Total Return Fund decreased accumulated gains by $597,208 and increased additional paid in capital by $597,208.

H.
Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

I.
New Accounting Pronouncements. On July 13, 2006, the Financial Accounting Standards Board (ÒFASBÓ) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required as of the date of the last NAV calculation in the first required financial statement reporting period for fiscal years

Hester Total Return Fund

NOTES TO FINANCIAL STATEMENTS March 31, 2007 (Continued)

beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC granted a six-month delay in the required implementation of FIN 48 for mutual funds. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, the FASB issued Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements”. SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. Management is currently evaluating the implications of SFAS No. 157, and its impact on the financial statements has not yet been determined.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Hester Capital Management, L.L.C., (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”). Under the Agreement, the Advisor furnishes all investment advice, office space, certain administrative services and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.70% on the first $200 million of average daily net assets, 0.60% on the next $300 million of net assets, and 0.50% on net assets exceeding $500 million. For the year ended March 31, 2007, the Fund incurred $82,953 in advisory fees.

The Advisor has contractually agreed to limit the Fund’s expenses by reducing all or a portion of its fees and reimbursing the Fund’s expenses so that its annual ratio of expenses to average net assets will not exceed 1.70%. For the year ended March 31, 2007, the Advisor waived $31,345 in fees for the Fund. The Advisor is permitted to seek reimbursement from the Hester Total Return Fund subject to limitations for fees waived and/or Fund expenses it pays over the following three years after payment.

At March 31, 2007, the remaining cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Fund that may be reimbursed was $49,712. The Advisor may recapture a portion of the above amount no later than the dates as stated below:

Hester Total Return Fund

NOTES TO FINANCIAL STATEMENTS March 31, 2007 (Continued)

Year of Expiration	Amount
March 31, 2008	$ 2,113
March 31, 2009	$16,254
March 31, 2010	$31,345

The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

U.S. Bancorp Fund Services, LLC (the “USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator (the “Administrator”) and, in that capacity, performs various administrative and accounting services for the Fund. USBFS also serves as the Fund’s fund accountant, transfer agent, dividend disbursing agent and registrar. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund’s expense accruals.

For its services, the Administrator receives a monthly fee at an annual rate equal to the greater of 0.15% of the Fund’s average daily net assets or $30,000. For the year ended March 31, 2007, the Fund incurred $30,000 in administration fees. The officers of the Trust are employees of the Administrator. The Chief Compliance Officer is also an employee of the Administrator. For the year ended March 31, 2007, the Fund was allocated $5,000 of the Trust’s Chief Compliance Officer fee.

Quasar Distributors, LLC (the “Distributor”) serves as principal underwriter for shares of the Fund and acts as the Fund’s distributor in a continuous public offering of the Fund’s shares. U.S. Bank, N.A. (the “Custodian”) serves as the Fund’s custodian. Both the Distributor and Custodian are affiliates of the Administrator

NOTE 4 – PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended March 31, 2007, was $3,076,848 and $4,685,860, respectively.

There were no purchases or sales of U.S. Government obligations for the year ended March 31, 2007.

Hester Total Return Fund

NOTES TO FINANCIAL STATEMENTS March 31, 2007 (Continued)

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended March 31, 2007 and 2006 for the Fund was as follows:

	2007	2006
Distributions paid from:
Ordinary income	$14,647	$71,450
Long-term capital gain	263,481	1,224,606

As of March 31, 2007, the components of distributable earnings on a tax basis were as follows:

Cost of investments	$8,267,461
Gross tax unrealized appreciation	2,950,223
Gross tax unrealized depreciation	(234,042)
Net tax unrealized appreciation	$2,716,181
Undistributed ordinary income	32,532
Undistributed long-term capital gain	366,895
Total distributable earnings	$399,427
Other accumulated gains/(losses)	—
Total accumulated earnings	$3,115,608

The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

NOTE 6 –OTHER

On November 14, 2006, six shareholders redeemed a total of $2,200,793 from the Hester Total Return Fund as a redemption in-kind transaction. In this transaction, the Fund distributed a proportionate amount of securities in the Fund’s portfolio to the shareholders. Remaining shareholders in the fund did not recognize any additional capital gains from the transactions.

Hester Total Return Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of
Hester Total Return Fund and the
Board of Trustees of Professionally Managed Portfolios

We have audited the accompanying statement of assets and liabilities of Hester Total Return Fund, a series of Professionally Managed Portfolios, including the schedule of investments, as of March 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2007, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hester Total Return Fund as of March 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
May 18, 2007

Hester Total Return Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The overall management of the business and affairs of the Trust is vested with its Board of Trustees (the “Board”). The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, the Administrator, Custodian and Transfer Agent. The day-to-day operations of the Trust are delegated to its officers, subject to the Fund’s investment objectives, strategies, and policies and to general supervision by the Board.

The current Trustees and executive officers of the Trust, their dates of birth and positions with the Trust, term of office with the Trust and length of time served, their principal occupations for the past five years and other directorships held are set forth in the table below. Unless noted otherwise, each person has held the position listed for a minimum of five years.

Number of
Portfolios
		Term of	Principal	in Fund
	Position	Office and	Occupation	Complex(2)	Other
Name, Address	with	Length of	During Past	Overseen	Directorships
and Age	the Trust(1)	Time Served	Five Years	by Trustees	Held
Independent Trustees of the Trust
Dorothy A. Berry	Chairman	Indefinite	President, Talon Industries,	1	Allegiant Funds.
(born 1943)	and	Term;	Inc. (administrative,
2020 E. Financial Way	Trustee	Since	management and business
Suite 100		May 1991.	consulting); formerly, Chief
Glendora, CA 91741			Operating Officer, Integrated
Asset Management
(investment advisor and
manager) and formerly,
President, Value Line, Inc.
(investment advisory and
financial publishing firm).
Wallace L. Cook	Trustee	Indefinite	Investment Consultant;	1	The Dana
(born 1939)		Term;	formerly, Chief Executive		Foundation; The
2020 E. Financial Way		Since	Officer, Rockefeller Trust		University of
Suite 100		May 1991.	Co., prior thereto Senior		Virginia Law School
Glendora, CA 91741			Vice President; formerly,		Foundation.
Senior Vice President,
Norton Simon, Inc.
Carl A. Froebel	Trustee	Indefinite	Owner, Golf Adventures,	1	None.
(born 1938)		Term;	LLC, (Vacation Services),
2020 E. Financial Way		Since	formerly, President and
Suite 100		May 1991.	Founder, National Investor
Glendora, CA 91741			Data Services, Inc.
(investment related
computer software).

Hester Total Return Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
Portfolios
		Term of	Principal	in Fund
	Position	Office and	Occupation	Complex(2)	Other
Name, Address	with	Length of	During Past	Overseen	Directorships
and Age	the Trust(1)	Time Served	Five Years	by Trustees	Held
Steven J. Paggioli	Trustee	Indefinite	Consultant since July	1	Trustee, Managers
(born 1950)		Term;	2001; formerly, Executive		Funds; Trustee,
2020 E. Financial Way		Since	Vice President, Investment		Managers AMG
Suite 100		May 1991.	Company Administration,		Funds.
Glendora, CA 91741			LLC (“ICA”) (mutual fund
administrator).

Officers of the Trust

Robert M. Slotky	President	Indefinite	Vice President, U.S.	1	Not Applicable.
(born 1947)		Term; Since	Bancorp Fund Services,
2020 E. Financial Way		August 2002.	LLC since July 2001;
Suite 100	Chief	Indefinite	formerly, Senior Vice
Glendora, CA 91741	Compliance	Term; Since	President, ICA (May
	Officer	September	1997-July 2001).
2004
	Anti-Money	Indefinite
	Laundering	Term; Since
	Officer	December 2005
Eric W. Falkeis	Treasurer	Indefinite	Chief Financial Officer,	1	Not Applicable.
(born 1973)		Term; Since	U.S. Bancorp Fund Services,
615 East Michigan St.		August 2002.	LLC, since April 2006; Vice
Milwaukee, WI 53202			President, U.S. Bancorp
Fund Services, LLC since
1997; formerly, Chief
Financial Officer, Quasar
Distributors, LLC
(2000-2003).
Angela L. Pingel	Secretary	Indefinite	Counsel, U.S. Bancorp	1	Not Applicable.
(born 1971)		Term; Since	Fund Services LLC since
615 East Michigan St.		December	2004; formerly, Associate,
Milwaukee, WI 53202		2005.	Krukowski & Costello,
S.C., (2002-2004); formerly,
Vice President - Investment
Operations, Heartland
Advisors, Inc. (1994-2002).

(1)	The Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustee”).
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services, nor does it share the same investment adviser with any other series.

Hester Total Return Fund

FEDERAL TAX INFORMATION (Unaudited)

The Fund designates 100.0% of the dividends declared from net investment income during the year ended March 31, 2007 as qualified dividend income under the Jobs Growth and Tax Reconciliation Act of 2003.

For the year ended March 31, 2007, 100.0% of the ordinary distributions paid by the Fund, qualify for the dividend received deduction available to corporate shareholders.

For foreign shareholders in the Fund, for the year ended March 31, 2007, 22.57% of the ordinary distributions paid by the Hester Total Return Fund qualify as interest related dividends under the Internal Revenue Code Section 871(k)(1)(c).

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Hester Total Return Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at (866) 811-0215 and by accessing the Fund’s website at www.hestercapital.com. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (866) 811-0215. In addition, you can obtain the Fund’s proxy voting records on the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q. The Fund’s Form N-Q is available without charge, upon request, by calling toll-free at (866) 811-0215. Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.

(This Page Intentionally Left Blank.)

Advisor
HESTER CAPITAL MANAGEMENT, L.L.C.
1301 S. Mo-Pac Expressway, Suite 350
Austin, TX 78746

Distributor
QUASAR DISTRIBUTORS, LLC
615 E. Michigan Street
Milwaukee, WI 53202

Custodian
U.S. BANK, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
615 E. Michigan Street
Milwaukee, WI 53202
(866) 811-0215

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
PAUL, HASTINGS, JANOFSKY & WALKER, LLP
55 Second Street, 24th Floor
San Francisco, CA 94105-3441

Hester Total Return Fund
Symbol - AHTRX
CUSIP - 742935703

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Ms. Dorothy A. Berry and Messrs. Wallace L. Cook, Carl A. Froebel and Steven J. Paggioli are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 3/31/2007	FYE 3/31/2006
Audit Fees	$15,500	$15,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,000	$2,000
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 3/31/2007	FYE 3/31/2006
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

  (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

  (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Professionally Managed Portfolios

By (Signature and Title)  /s/Robert M. Slotky
Robert M. Slotky, President

Date  June 7, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/Robert M. Slotky
Robert M. Slotky, President

Date  June 7, 2007

By (Signature and Title)  /s/Eric W. Falkeis
Eric W. Falkeis, Treasurer

Date  June 5, 2007

* Print the name and title of each signing officer under his or her signature.